MasterCard Incorporated 4 th Quarter and Full-Year 2007 Financial Results Conference Call January 31, 2008 Exhibit 99.2

4
th
Quarter Financial Results
•
Delivered quarterly net income of $304 million and earnings per share of $2.26, on a diluted basis (including $1.37 from gains on additional sales of Redecard investment)
•
Achieved quarterly net revenue of $1.07 billion, representing growth of
27.8% primarily due to:
–
Gross dollar volume growth (15.2%
*
to $634 billion)
–
Increase in processed transactions (17.2% to 5.2 billion)
–
Increase in cross-border volumes (27.7%)
–
Pricing adjustments (2%)
•
Improved operating margin by 10.3 ppts. to 16.0% from 5.7% in Q4
2006**
* On a local currency basis
** Excluding special items; see Appendix A for a GAAP reconciliation of special items for the three and twelve months ended
December 31, 2006 and 2007

Impact of U.S. Economic Uncertainty
MasterCard‘s distinct business drivers help to weather U.S.
economic slowdown:
•
Despite change in spending patterns, consumers continue
to transact
•
About half of business outside the U.S.
•
Continued secular shift from paper to electronic payments
•
No direct consumer credit exposure

4 Business Update • EC Decision • SEPA Update • Litigation Update • Redecard Investment • Share Conversion and Repurchase

$   0.30
$ 41
46
5.5%
793
$       839
4Q 2006
Actual
$ 2.26
$ 304
172
16.0%
901
$ 1,073
4Q 2007
Actual
$ 0.31
$ 42
48
5.7%
791
$ 839
4Q 2006
adjusted for
special items*
629.0 Diluted EPS
623.8 Net income
13.9 Total operating expenses
258.3
10.3 ppts
Operating income
Operating margin
27.8 Net revenue
YOY Adjusted
Growth %
4
th
Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for a GAAP reconciliation of special items for the three and twelve months ended December 31, 2006 and 2007

MasterCard Branded Volume (GDV)
4
th
Quarter 2007
Note: Figures may not sum due to rounding
10.0 10.0 268 United States
15.2 20.9 634 Worldwide
16.6 35.1 27 Canada
34.1 43.6 12 South Asia/Middle East/Africa
(SAMEA)
19.0 26.4 88 Asia Pacific
22.0 28.2 47 Latin America
18.4 31.7 190 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %

4
th
Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees up 25.2%,  or
$167 to $829
•
Gross operations fees increased
25.2%, or $186 to $925.  Key
drivers included:
–
Processed transactions
growth: 17.2%
–
Cross-border volume growth
of 27.7%
–
GDV growth: 15.2%*
–
Pricing adjustments of 2%
•
Net operations fees as a % of
gross operations fees remained
unchanged
* On a local currency basis
$662
$829
$0
$150
$300
$450
$600
$750
$900
4Q06 4Q07
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

4
th
Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
37.9%, or $67 to $244
•
Gross assessments increased
18.5%, or $89 to $569 due to
strong GDV growth of 15.2%*
•
Net assessments as a % of
gross assessments improved
* On a local currency basis
$177
$244
$0
$50
$100
$150
$200
$250
$300
4Q06 4Q07
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees

4
th
Quarter Operating Expenses
($ in millions)
• Total operating expenses increased 13.5%, or $107 to $901
• G&A increased 24.1%, or $96, to $496 driven by:
–
Higher personnel costs for additional staff
–
Increased employee performance incentives
–
Severance expense for staff realignment
–
Professional fees for legal costs to defend outstanding litigation
• A&M increased 4.5%, or $16, to $369 primarily due to currency fluctuations
• Charitable cash contribution of $10 to MasterCard Foundation

Full-Year 2007 Highlights
•
Delivered full-year net income of $1.09 billion and earnings per share of $8.00, on a diluted basis (including $1.87 from gains on sale of a significant portion of Redecard investment)
•
Achieved full-year net revenue of $4.1 billion, representing growth of 22.3%
primarily due to:
–
Gross dollar volume growth (14.4%
*
to $2.3 trillion)
–
Increase in processed transactions (16.2% to 18.8 billion)
–
Increase in cross-border volumes (21.1%)
–
Pricing adjustments (2%)
•
Improved operating margin by 7.8 ppts., to 27.3% from 19.5% in the full-
year 2006**
* On a local currency basis
** Excluding special items; see Appendix A for a GAAP reconciliation of special items for the three and twelve months ended
December 31, 2006 and 2007

Cash Flow Statement and
Balance Sheet Highlights
• Generated $770 million in cash flow from operations during the year ended 12/31/07
• Cash, cash equivalents and available-for-sale securities of $3 billion at
12/31/07
• Capital expenditures increased to $156 million
• Repurchased approximately 4 million Class A shares for $601 million
–
As of January 25, 2008, repurchased additional 657 thousand shares for $124 million
• Accrued expenses increased $135 million mainly due to customer and merchant incentives and higher personnel costs

2008 Outlook
• Evaluating existing 3-5 year, long-term performance objectives
–
Will address at Investment Community meeting in Spring 2008
• Thoughts for 2008:
–
Net revenue growth: slower than 2007, but still double-digit
–
G&A growth: slower than net revenue growth and below
2007 G&A growth rate
–
A&M growth: continued modest growth
• Assume current F/X rates, no global recession and no event which significantly disrupts cross-border travel

Appendix A:
GAAP Reconciliation
a
Litigation settlements
b
Contribution of cash to the MasterCard Foundation
c
Contribution of stock to the MasterCard Foundation
d
Interest income on IPO proceeds held for redemption
e
Other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cup soccer events
NM = Not meaningful
Figures may not sum due to rounding
($ million) YOY Growth
Actual
Special
Items As Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net
$1,073
-
$1,073 $839
-
$839 27.8%
Operating Expenses
General and administrative 496 - 496
399 - 399 24.3%
Advertising and marketing 369 - 369
353
-
353 4.5%
Litigation settlements - - - 2 2 a - -
Charitable contributions to the MasterCard Foundation 10 - 10 b 14 - 14 b (28.6%)
Depreciation and amortization 26 - 26 25 - 25 4.0%
Total operating expenses
901 - 901 793 2 791 13.9%
Operating income
172
- 172
46 2 48 258.3%
Operating Margin 16.0%
- 16.0% 5.5% - 5.7% 10.3 ppts.
Other Income (Expense)
Investment income, net 311
-
311
41 - 41 658.5%
Interest expense
(15) - (15) (17) - (17) (11.8%)
Other income, net
(1) - (1) - - - NM
Total other income 295 - 295 24 - 24 NM
Income before income taxes 467 - 467 70 2 72 548.6%
Income tax expense 163 - 163 29 1 30 443.3%
Net Income (loss)
$304 - $304 $41 1 $42 623.8%
Basic Net Income (Loss) per Share
$2.28 - $2.28 $0.30 $0.01 $0.31 635.5%
Diluted Net Income (Loss) per Share $2.26
-
$2.26 $0.30 $0.01 $0.31
629.0%
For the three months ended 12/31/07 For the three months ended 12/31/06

Appendix A (cont.):
GAAP Reconciliation
a
Litigation settlements
b
Contribution of cash to the MasterCard Foundation
c
Contribution of stock to the MasterCard Foundation
d
Interest income on IPO proceeds held for redemption
e
Other income related to a settlement agreement to discontinue the company's sponsorship of the 2010 and 2014 World Cup soccer events
NM = Not meaningful
Figures may not sum due to rounding
($ million) YOY Growth
Actual Items As Adjusted Actual Items Adjusted As Adjusted
Revenues, net
$4,068
-
$4,068 $3,326
-
$3,326 22.3%
Operating Expenses
General and administrative 1,758 - 1,758 1,505 - 1,505 16.8%
Advertising and marketing
1,080
-
1,080 1,052
-
1,052 2.7%
Litigation settlements 3 3 a -
25
25 a
- -
Charitable contributions to the MasterCard Foundation 20 - 20 b
415 395
c
20
b
-
Depreciation and amortization 98 - 98
100
-
100 (2.0%)
Total operating expenses 2,959 3 2,956 3,097 420 2,677 10.4%
Operating income
1,108 3 1,111 229 420 649 71.2%
Operating Margin 27.2% - 27.3%
6.9% - 19.5% 7.8 ppt.
Other Income (Expense)
Investment income, net 530 - 530 125 (7) d 118 349.2%
Interest expense
(57)
- (57)
(61)
- (61)
(6.6%)
Other income, net 90 90 e - 1 -
1 NM
Total other income (expense) 563 90
473
65 (7)
58 715.5%
Income before income taxes 1,671 (87) 1,584 294 413 707 124.0%
Income tax expense 586 30 556 244 6 250 122.4%
Net Income
$1,086 ($57) $1,029 $50 $407 $457 125.2%
Basic Net Income per Share
$8.05 ($0.42) $7.63 $0.37 $3.00 $3.37 126.4%
Diluted Net Income per Share
$8.00 ($0.42) $7.58
$0.37 $3.00 $3.37
124.9%
For the year ended 12/31/06 For the year ended 12/31/07

Appendix B:
4 Quarter Operations Fees Detail
25.2 $167 $662 $829 Net operations fees
24.7 (19) (77) (96) Rebates
25.0 186 739 924 Gross operations fees
30.0 36 120 156 Other operations fees
31.8 7 22
29
Consulting and research fees
21.7 5 23
28
Connectivity
- - 18
18
Warning bulletin fees
28.3 17 60
77
Acceptance development fees
30.0 54 180
234
Currency conversion and cross-border
20.9 66 $316 $382 Authorization, settlement and switch
2007 vs.
2006
2007 vs.
2006 2006 2007
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31, 2007
(In millions, except percentages)
Note: Figures may not sum due to rounding
th

Appendix C:
4 Quarter G&A Detail
24.1 $96 $399 $496 General and administrative expenses
11.1 4 36 40 Other
(3.8) (1) 26 25 Travel and entertainment
13.3 2 15 17 Data processing
- - 18 18 Telecommunications
19.2 10 52 63 Professional fees
32.2 81 $252 $333 Personnel
2007 vs.
2006
2007 vs.
2006 2006 2007
Percent
Increase
(Decrease)
Dollar
Increase
(Decrease)
For the three months ended
December 31, 2007
(In millions, except percentages)
Note: Figures may not sum due to rounding
th